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                                                                      EXHIBIT 24

                             FIRST MARYLAND BANCORP

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First Maryland Bancorp, a Maryland corporation, constitute and appoint Frank P. Bramble, Jeremiah E. Casey, and Robert W. Schaefer, and any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors of First Maryland Bancorp the Annual Report on Form 10-K of First Maryland Bancorp for the year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and any amendments or supplements to such Form 10-K. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

          Frank P. Bramble                        Frank A. Gunther, Jr.
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          FRANK P. BRAMBLE                        FRANK A. GUNTHER, JR.


          Benjamin L. Brown                       Curran W. Harvey, Jr.
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          BENJAMIN L. BROWN                       CURRAN W. HARVEY, JR.


          Jeremiah E. Casey                        Margaret M. Heckler
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          JEREMIAH E. CASEY                        MARGARET M. HECKLER


            J. Owen Cole                             Kevin J. Kelly
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            J. OWEN COLE                             KEVIN J. KELLY


          Edward A. Crooke                         Henry J. Knott, Jr.
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          EDWARD A. CROOKE                         HENRY J. KNOTT, JR.


            John F. Dealy                           Thomas P. Mulcahy
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            JOHN F. DEALY                           THOMAS P. MULCAHY


          Mathias J. DeVito                      William M. Passano, Jr.
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          MATHIAS J. DEVITO                      WILLIAM M. PASSANO, JR.


           Rhoda M. Dorsey                         Robert I. Schattner
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           RHODA M. DORSEY                         ROBERT I. SCHATTNER


          Jerome W. Geckle                           Brian V. Wilson
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          JEROME W. GECKLE                           BRIAN V. WILSON

Dated: January 17, 1995